                                                                       EXHIBIT 1


                                   [FORM OF]

                                   MESA, Inc.


                            Dealer Manager Agreement


                                                                    July 3, 1996

Lehman Brothers Inc.
Three World Financial Center
200 Vesey Street
New York, New York  10285

Ladies and Gentlemen:

                 The following will confirm our agreement relating to the proposed rights offering (the "Rights Offering") to be undertaken by MESA, Inc., a Texas corporation (the "Company"), pursuant to which the Company will distribute to holders of record of its Common Stock, par value $.01 per share (the "Common Stock"), transferable subscription rights (the "Rights") to subscribe for an aggregate of 58,407,080 shares of its Series A 8% Cumulative Convertible Preferred Stock, par value $.01 per share (the "Underlying Shares"), at a subscription price of $2.26 per share in cash (the "Subscription Price").

                  1. The Rights Offering. The Company proposes to undertake the Rights Offering pursuant to which each holder of Common Stock shall receive
 .912 of one Right for each share of Common Stock held of record at the close of business on the date hereof. Holders of Rights will be entitled to subscribe for and purchase at the Subscription Price one share of Series A 8% Cumulative Convertible Preferred Stock for each Right held, subject to reduction by the Company under certain circumstances (the "Basic Subscription Privilege"). Any holder of Common Stock who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others on primary subscription (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed in the Prospectus (as defined herein).

                  2. Appointment as Dealer-Manager. The Company hereby appoints you as sole Dealer-Manager and authorizes you to act as such in connection with the Rights Offering. As Dealer-Manager, you agree in accordance with your customary practice to use your best efforts to solicit the exercise of Rights and subscriptions for the Series A 8% Cumulative Convertible Preferred Stock pursuant to the Rights Offering as further described in Section 6 hereof.

                  3. No Liability for Acts of Brokers, Dealers, Banks and Trust Companies. You shall not be subject to any liability to the Company (or any of the Company's affiliates) for any act or omission on the part of any broker or dealer in securities (other than yourself) or any bank or trust company or any other person, and you shall not be liable for your own acts or omissions in performing your obligations as financial advisor or Dealer-Manager
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hereunder or otherwise in connection with the Rights Offering or the related transactions, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted directly from any such acts or omissions undertaken or omitted to be taken by you through your gross negligence or willful misconduct. In soliciting or obtaining exercises of Rights, you, as Dealer-Manager, shall not be deemed to be acting as the agent of the Company or as the agent of any broker, dealer, bank or trust company, and no broker, dealer, bank or trust company shall be deemed to be acting as your agent or as the agent of the Company.

                  4. The Offer Documents. There will be used in connection with the Rights Offering certain materials in addition to the Registration Statement, any Preliminary Prospectus or the Prospectus (each as defined herein), including the Instructions as to the use of MESA, Inc. Subscription Certificates; the proposed form of a letter to dealers, commercial banks, trust companies and other nominees; the proposed form of a letter from dealers, commercial banks, trust companies and other nominees to their customers relating to the Rights Offering; and other soliciting materials relating to the Rights Offering approved by the Company (collectively with the Registration Statement, any Preliminary Prospectus and the Prospectus, the "Offer Documents"). The Dealer Manager shall be given such opportunity to review and comment upon the Offer Documents as is reasonable under the circumstances.

                 The Company agrees to furnish you with as many copies as you may reasonably request of the final forms of the Offer Documents and you are authorized to use copies of the Offer Documents in connection with your acting as Dealer-Manager. You hereby agree that you will not disseminate any written material for or in connection with the solicitation of exercises of Rights pursuant to the Rights Offering other than the Offer Documents.

                 The Company represents and agrees that no solicitation material in addition to the Offer Documents and the documents to be filed therewith as exhibits thereto (each in the form of which has been approved by you) will be used in connection with the Rights Offering or filed with the Commission (as defined herein) or any state or local governmental or regulatory authority by or on behalf of the Company without your prior approval, which approval will not be unreasonably withheld. In the event that the Company uses or permits the use of any such solicitation material in connection with the Rights Offering or files any such solicitation material with the Commission or any such state or local governmental or regulatory authority without your prior approval, then you shall be entitled to withdraw as Dealer-Manager in connection with the Rights Offering and the related transactions without any liability or penalty to you or any other person identified in Section 12 as an "indemnified party," and you shall be entitled to receive the payment of all fees and expenses payable under this Agreement or the Engagement Letter (as defined herein) which have accrued to the date of such withdrawal or which otherwise thereafter become payable.

                 5. Representations and Warranties. The Company represents and warrants to, and agrees with, the Dealer Manager that:
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                 (a)  A Registration Statement on Form S-3 (Registration No.
         333-03365) with respect to the Rights, the Underlying Shares and the Common Stock issuable upon conversion of the Underlying Shares (the "Conversion Shares") has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement as amended to date have been delivered by the Company to you. For purposes of this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Dealer Manager pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such Registration Statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. References made herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

                 (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made by the Company as to information

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         contained in or omitted from the Registration Statement or the
         Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager specifically for inclusion therein.

                 (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (d) The Company and each of its subsidiaries (as defined in Section 18) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where such power or authority would not have, singularly or in the aggregate, a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (e) The Rights to be issued and distributed by the Company have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Offer Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Rights is or will be subject to personal liability by reason of being such a holder, and the Rights conform to the description thereof contained in the Prospectus; the Underlying Shares have been duly and validly authorized and reserved for issuance upon exercise of the Rights and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering; and such Underlying Shares, when so issued and delivered against payment therefor in accordance with the terms of the Rights Offering, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will conform to the description thereof contained in the Prospectus.

                 (f) The Company has an authorized capitalization as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus, and all
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         of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained under such captions in the Prospectus; all of the shares of Common Stock issuable upon conversion of the Underlying Shares have been duly and validly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the terms of the statement of resolution establishing the 8% Cumulative Convertible Preferred Stock (the "Statement of Resolution"), will be duly and validly issued, fully paid and nonassessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear (except as otherwise set forth in the Prospectus) of all liens, encumbrances, equities or claims of any third party.

                 (g) The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights in accordance with the terms of the Offer Documents, the issuance of Underlying Shares in accordance with the terms of the Rights Offering and the issuance of Common Stock issuable upon conversion of the Underlying Shares in accordance with the terms of the Statement of Resolution, and the consummation by the Company of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Rights, the Underlying Shares and the Common Stock issuable upon conversion of the Underlying Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the distribution of the Rights and the sale of the Underlying Shares by the Company, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby.

                 (h) Other than certain rights of DNR-Mesa Holdings, L.P. ("DNR") under the Stock Purchase Agreement dated April 1, 1996 between DNR and the Company, as amended, (the "Stock Purchase Agreement") and as otherwise set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include

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         such securities in the securities registered pursuant to the
         Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                 (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

                 (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the consolidated financial position and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                 (k) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the letter referred to in Section 11(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                 (l) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, except as disclosed in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                 (m) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                 (n) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.
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                                                                               7




                 (o) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except any violation, default or failure to possess the same that would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (p) This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Dealer Manager, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

                 (q) Prior to or on the date hereof, the Company and American Stock Transfer & Trust Company (the "Subscription Agent") will have entered into a subscription agency agreement (the "Subscription Agency Agreement") and the Company and Morrow & Co., Inc. (the "Information Agent") will have entered into an information agency agreement (the "Information Agency Agreement"); when executed by the Company, each of the Subscription Agency Agreement and the Information Agency Agreement will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Subscription Agent or the Information Agent, respectively, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

                 6. Conduct by the Dealer Manager. Subject to the terms and conditions of this Agreement, the Dealer Manager agrees in accordance with its customary practice to use its best efforts to solicit the exercise of the Rights and subscriptions for Common Stock pursuant to the Offer Documents when and as requested by the Company, and to respond to requests for information and materials in connection with the Rights Offering. Such services of the Dealer Manager shall commence upon the commencement of the Rights Offering.

                 From time to time, the Dealer Manager may offer to the public shares of Common Stock or 8% Cumulative Convertible Preferred Stock acquired by it for its account through the purchase and exercise of Rights or otherwise, at such price or prices which, and

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at such time or times when, the Dealer Manager in its discretion may determine in accordance with applicable laws, rules and regulations of the Commission, whether or not prior to the expiration of the Rights Offering, and whether or not for long or short account. Any profits or losses realized upon such sales shall be for the account of the Dealer Manager.

                 The Company hereby authorizes the Dealer Manager, or one or more registered brokers chosen by the Dealer Manager, to act as the Company's agent in making the Rights Offering to residents of such states as to which such agent designation may be necessary to comply with applicable law.

                 7. Compensation of Dealer Manager. For acting as Dealer Manager, the Company agrees to pay you, as compensation for your services as Dealer Manager and for the services rendered and to be rendered by you as financial advisor to the Company in connection with the Rights Offering and the transactions related thereto, the fees described in the engagement letter dated August 21, 1995 (the "Engagement Letter") between you and the Company, payable in accordance with the terms of the Engagement Letter. In addition, the Company will reimburse certain of the Dealer Manager's expenses as set forth in
Section 8 hereof.

                 The Dealer Manager, from time to time, performs investment banking and other financial services for the Company. Other than the Dealer Manager, the Company has not employed any brokers, dealers or underwriters in connection with solicitation of exercise of Rights in the Rights Offering, and except as described above, no other commissions, fees or discounts will be paid in connection with the Rights Offering.

                 8.   Expenses.    The Company shall pay or cause to be paid (A)
all expenses (including any taxes) incurred in connection with the Rights Offering and the preparation, issuance, execution, authentication and delivery of the Rights and the Underlying Shares, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus, the other Offer Documents and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and any printing, delivery and shipping of this Agreement, the costs of distributing the terms of any agreement relating to any organization of soliciting dealers, if any, to the members thereof by mail, telex or other means of communications, and the preliminary and final forms of Blue Sky Memoranda, (C) all costs and expenses of the Dealer Manager (including fees and expenses of counsel for the Dealer Manager), (D) all filing fees and reasonable fees and disbursements of counsel to the Dealer Manager incurred in connection with the qualification of the distribution of the Rights and the offering and sale of the Underlying Shares under state securities laws as provided for in Section 10(h) hereof, (E) the filing fee of the National Association of Securities Dealers, Inc., (F) any applicable listing or other fees, (G) the cost of printing certificates representing the Rights and the Underlying Shares, (H) all advertising charges pertaining to the Rights Offering, (I) all fees and expenses of the Subscription Agent and the Information Agent, (J) the cost and charges of any transfer agent or registrar and (K) all other costs and expenses

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incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. If the Rights Offering provided for herein is not consummated by reason of acts of the Company pursuant to Section 13 hereof which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Dealer Manager's obligations hereunder is not fulfilled (in each case other than by reason of the Dealer Manager's gross negligence, willful misconduct or failure, refusal or inability to perform its obligations hereunder), the Company shall reimburse the Dealer Manager for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Dealer Manager in connection with any investigation or preparation made by it in respect of Rights or the Underlying Shares or in contemplation of the performance by it of its obligations hereunder. All payments to be made by the Company pursuant to this Section 8 shall be made promptly after the termination or expiration of the Rights Offering or, if later, promptly after the related fees, expenses or charges accrue and an invoice therefor is sent by you. The Company shall perform its obligations set forth in this Section 8 whether or not the Rights Offering commences or any Rights are exercised pursuant to the Rights Offering.

                 9. Shareholder Lists; the Depository. The Company will cause you to be provided with any cards or lists showing the names and addresses of, and the number of shares of Common Stock held by, the holders of shares of Common Stock as of a recent date and will use its best efforts to cause you to be advised from day to day during the period of the Rights Offering as to any transfers of record of shares of Common Stock.

                 The Company will arrange for a bank or trust company satisfactory to you and the Company to serve as Subscription Agent in connection with the Rights Offering (the "Subscription Agent") and will arrange for the Subscription Agent to advise you daily as to such matters as you may reasonably request, including the number of Rights which have been exercised pursuant to the Rights Offering.

                 10. Covenants. The Company covenants and agrees with the Dealer Manager:

                 (a) To use its best efforts to cause the Registration Statement and any amendments thereto to become effective; to advise the Dealer Manager, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Dealer Manager with copies thereof; to prepare a Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time prescribed by such rule; to advise the Dealer Manager, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Rights for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any

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         stop order or of any order preventing or suspending the use of any
         Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

                 (b) To deliver promptly to the Dealer Manager in New York City such number of the following documents as the Dealer Manager shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, any other Offer Documents filed as exhibits, the computation of the ratio of earnings to fixed charges and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time during which the Prospectus relating to the Rights or the Underlying Shares is required to be delivered under the Securities Act and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Dealer Manager and, upon its request, to file such document and to prepare and furnish without charge to the Dealer Manager as many copies as the Dealer Manager may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                 (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Dealer Manager or its legal counsel, be necessary or advisable in connection with the distribution of the Rights or the sale of the Underlying Shares or be requested by the Commission;

                 (d) Prior to filing with the Commission any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement, any document incorporated by reference in the Prospectus or (iii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Dealer Manager and counsel for the Dealer Manager and obtain the consent of the Dealer Manager to the filing (which consent shall not be unreasonably withheld);

                 (e) As soon as practicable after the Effective Date of the Registration Statement (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter), to make generally available to the Company's security holders and to deliver to the Dealer Manager a consolidated earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                 (f) For a period of five years following the Effective Date of the Registration Statement, to furnish to the Dealer Manager copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which any of the Company's securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                 (g) Promptly from time to time to take such action as the Dealer Manager may reasonably request to qualify the Rights and the Underlying Shares for offering and sale under the securities laws of such jurisdictions as the Dealer Manager may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Rights and the Underlying Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (h) Prior to the Effective Date of the Registration Statement, to apply for the listing of the Rights, the Underlying Shares and the Conversion Shares on the New York Stock Exchange, Inc. and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the expiration of the Rights Offering;

                 (i) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 (j) The Company shall advise the Dealer Manager, directly or through the Subscription Agent, daily of the number of Underlying Shares subscribed for, and arrange for the Subscription Agent to furnish the Dealer Manager with copies of written reports it furnishes to the Company concerning the Rights Offering;

                 (k) The Company shall commence mailing the Offer Documents to record holders of the Common Stock not later than the second calendar day following the record date for the Rights Offering, and complete such mailing as soon as practicable; and

                 (l) The Company shall reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued shares of 8% Cumulative Convertible Preferred Stock as will be sufficient to permit the exercise in full of all Rights issued, and shall reserve and keep available for issue upon the conversion of such Preferred Stock such number of authorized but unissued shares of

         Common Stock as will be sufficient to permit the conversion in full of such Preferred Stock.

                 11. Conditions of Dealer Manager's Obligations. The obligations of the Dealer Manager hereunder are subject to the accuracy, as of the date hereof and at all times during the Rights Offering, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) The Registration Statement shall have become effective and the Prospectus shall have been timely filed with the Commission in accordance with Section 10(a); all post-effective amendments to the Registration Statement shall have become effective; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for the issuance of any such order shall have been initiated or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your reasonable satisfaction.

                 (b) The Dealer Manager shall not have been advised by the Company or shall have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion, or in the opinion of counsel to the Dealer Manager, is material, or omits to state a fact which, in your opinion, or in the opinion of counsel to the Dealer Manager, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Rights, the Underlying Shares, the Statement of Resolution, the Common Stock issuable upon conversion of the Underlying Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Dealer Manager, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (d) On or prior to the date hereof, you shall have received from Simpson Thacher & Bartlett, counsel for the Dealer Manager, such opinion or opinions with respect to corporate proceedings by the Company, the form of the Registration Statement and Prospectus (other than financial statements and other financial data), the validity of the Rights and the Underlying Shares, and other related matters as you
         may       reasonably request, and such counsel shall have received
         such documents and information as they may reasonably request to enable them to pass upon such matters.

                 (e) On the date hereof there shall have been furnished to the Dealer Manager the signed opinion (addressed to the Dealer Manager) of Baker & Botts, L.L.P., counsel for the Company, dated the date hereof and in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

                          (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                          (ii) The Rights to be issued and distributed by the Company have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with the terms of the Offer Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Rights is or will be subject to personal liability by reason of being such a holder, and the Rights conform to the description thereof contained in the Prospectus; the Underlying Shares have been duly and validly authorized and reserved for issuance upon exercise of the Rights and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering; and such Underlying Shares, when so issued and delivered against payment therefor in accordance with the terms of the Rights Offering, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will conform to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus;

                          (iii) The Company has an authorized capitalization as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non- assessable and conform to the description thereof contained under such captions in the Prospectus; all of the shares of Common Stock issuable upon conversion of the Underlying Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the Rights Offering and the Statement of Resolution, respectively, will be duly and validly issued, fully paid and non-assessable; and all of the issued shares of capital stock of Mesa Operating Co. have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, other than as described in the Prospectus;

                          (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Underlying Shares or the shares of Common Stock issuable upon conversion of the Underlying Shares pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                               (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which are required to be disclosed in the Prospectus other than those dislcosed therein;

                              (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                             (vii)  The Registration Statement, as of the
                 Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates (other than the financial statements and related schedules and other financial, reserve or statistical information contained therein, as to which such counsel need express no opinion) appeared on the face thereof to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial, reserve and statistical information contained therein, as to which such counsel need express no opinion), when they were filed with the Commission appeared on the face thereof to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                            (viii) The statements contained in the Prospectus under the caption "Description of Capital Stock," insofar as they constitute a summary of the provisions of documents or agreements referred to therein, constitute accurate summaries of such provisions in all material respects;

                              (ix) The statements contained in the Prospectus under the caption "Certain Federal Income Tax Consequences," "Business -- Regulation and Prices," "Business -- Legal Proceedings -- Preference unitholders," "-- Settlement with WDB Group" and "-- Shareholder Litigation" insofar as they represent statements or summaries of legal matters, are true and correct;

                               (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                              (xi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be affected by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law);

                             (xii) The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights, the issuance of the Underlying Shares and the issuance and delivery of the Common Stock issuable upon conversion of the Underlying Shares, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Rights, the Underlying Shares and the Conversion Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the distribution of the Rights and the issuance and sale of the Underlying Shares, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby;

                            (xiii) To the best of such counsel's knowledge, other than certain rights of DNR under the Stock Purchase Agreement and as otherwise set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

                             (xiv) Each of the Subscription Agency Agreement and the Information Agency Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Subscription Agent or the Information Agent, as the case may be, each is a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity;

         In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Texas. In giving the foregoing opinions, such counsel shall also state that they have participated in conferences with officers and other representatives of the Company and with representatives of the Company's independent public accountants at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although they have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent specified in paragraphs (ii), (iii), (viii) and (ix) above, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the date thereof or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the exhibits, financial statements and notes thereto, financial statement schedules and other reserve and statistical information included in the Registration Statement or the Prospectus) or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they were filed with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (f) Concurrently with the execution of this Agreement, the Company shall have furnished to the Dealer Manager a letter of Arthur Andersen LLP, addressed to the Dealer Manager and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and
         (ii) stating, as of the date of the letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the letter), the conclusions and findings of such firm with respect to the financial information and other matters specified by the Dealer Manager.

                 (g) The Company shall have furnished to the Dealer Manager a certificate, dated the date hereof, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                               (i)  To the best of their knowledge after
                 reasonable investigation, the representations, warranties and agreements of the Company in Section 5 are true and correct as of the date hereof; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 11(a) and 11(h) have been fulfilled; and

                              (ii)  They have carefully examined the
                 Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement and the Prospectus, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                 (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
         (i) or (ii), is, in the judgment of the Dealer Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Rights Offering.

                 (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                 (j) The New York Stock Exchange, Inc. shall have approved the Rights, the Underlying Shares and the Conversion Shares for listing, subject only to official notice of issuance.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer Manager. If any of the conditions specified in this Section 11 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time during the Rights Offering, by the Dealer Manager. Any such cancellation shall be without liability of the Dealer Manager to the Company. Notice of such cancellation shall be given the Company in writing, or by telegraph or telephone and confirmed in writing.

                 12. Indemnification and Contribution. (a) The Company agrees to hold harmless and indemnify you and your affiliates and any officer, director, employee or agent of you or any such affiliates and any person controlling (within the meaning of Section 20(a) of the Exchange Act) you or any of such affiliates from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefor from you), (A) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering, or in any blue sky application or other document prepared or executed by the Company (or based on any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Rights under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon and in conformity with information furnished by you in writing to the Company expressly for use therein), (ii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Rights Offering, (iii) any actions taken or omitted to be taken by an indemnified party with the consent of the Company or in conformity with actions taken or omitted to be taken by the Company or (iv) any breach by the Company of any representation or warranty, or any failure by the Company to comply with any agreement or covenant, contained in this Agreement or (B) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with, the Rights Offering, any of the other transactions contemplated thereby or the performance of your services as financial advisor or Dealer-Manager with respect to the Rights Offering. However, the Company will not be obligated to indemnify an indemnified party for any loss, claim, damage, liability or expense pursuant to clause (B) of the preceding sentence which has been determined in a final judgment by a court of competent jurisdiction to have resulted directly from willful misconduct or gross negligence on the part of such indemnified party.

                 (b) The Dealer Manager shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Offer Documents, or in any such amendment or supplement, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Offer Documents, or in any such amendment or supplement, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by the Dealer Manager specifically for inclusion therein and described in Section 16, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c) If any lawsuit, claim or proceeding is brought against any indemnified party in respect of which indemnification may be sought against the indemnifying party pursuant to this Section 12, such indemnified party shall promptly notify the indemnifying party of the commencement of such lawsuit, claim or proceeding; provided, however, that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability which it may have under this Section 12 except to the extent that it has been prejudiced in any material respect by such failure and in any event shall not relieve the indemnifying party from any other obligation or liability which it may have to such indemnified party otherwise than under this Section 12. In case any such lawsuit, claim or proceeding shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement of such lawsuit, claim or proceeding, the indemnifying party shall be entitled to participate in such lawsuit, claim or proceeding, and, after written notice from the indemnifying party to such indemnified party, to assume the defense of such lawsuit, claim or proceeding with counsel of its choice at its expense; provided, however, that such counsel shall be satisfactory to the indemnified party in the exercise of its reasonable judgment. Notwithstanding the election of the indemnifying party to assume the defense of such lawsuit, claim or proceeding, such indemnified party shall have the right to employ separate counsel and to participate in the defense of such lawsuit, claim or proceeding, and the indemnifying party shall bear the fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses promptly after receipt of any invoice therefor from you) if (i) the use of counsel chosen by the indemnifying party to represent such indemnified party would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such lawsuit, claim or proceeding include both an indemnified party and the indemnifying party, and such indemnified party shall have reasonably concluded that there may be legal defenses available to it or to other indemnified parties which are different from or in addition to those available to the indemnifying party (in which case the indemnfying party shall not have the right to direct the defense of such action on behalf of the indemnified party); (iii) the indemnifying party shall not have employed counsel satisfactory to such indemnified party, in the exercise of such indemnified party's reasonable judgment, to represent such indemnified party within a reasonable time after notice of the institution of any such lawsuit, claim or proceeding; or (iv) the indemnifying party shall authorize such indemnified party to employ separate counsel at the expense of the indemnifying party. The foregoing indemnification commitments shall apply whether or not the indemnified party is a formal party to any such lawsuit, claim or proceeding. The indemnifying party shall not be liable for any settlement of any lawsuit, claim or proceeding effected without its consent (which consent will not be unreasonably withheld), but if settled with such consent, the indemnifying party agrees, subject to the provisions of this
Section 12, to indemnify the indemnified party from and against any loss, damage or liability by reason of such settlement. The Company agrees to notify you promptly, or cause you to be notified promptly, of the assertion of any lawsuit, claim or proceeding against the Company, any of its officers or directors or any person who controls any of the foregoing within the meaning of
Section 20(a) of the Exchange Act, arising out of or relating the Rights Offering. The Company further agrees that any settlement of a lawsuit, claim or proceeding against it arising out of Rights Offering shall include an explicit and unconditional release from the parties bringing such lawsuit, claim or proceeding of the Dealer Manager, its affiliates, and any officer, director, employee or agent of the Dealer Manager, and any person controlling (within the meaning of Section 20(a) of the Exchange Act), which release shall be reasonably satisfactory to you.

                 (d) The Company and you agree that if any indemnification sought by any indemnified party pursuant to this Section 12 is held by a court to be unavailable for any reason, then (whether or not you are the indemnified party) the Company, on the one hand, and you, on the other hand, shall contribute to the losses, claims, damages, liabilities and expenses for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on one hand, and you, on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities and expenses, and other equitable considerations, subject to the limitation that in any event your aggregate contribution to all losses, claims, damages, liabilities and expenses with respect to which contribution is available hereunder shall not exceed the amount of fees actually received by you pursuant to this Agreement in connection with the Rights Offering. It is hereby agreed that the relative benefits to the Company, on the one hand, and you, on the other hand, with respect to the Rights Offering and the other transactions contemplated thereby shall be deemed to be in the same proportion as (i) the total net proceeds from the offering of the Rights (before deducting expenses) received by the Company, on the one hand, and the total fees received from the Company by the Dealer Manager, on the other hand, bear to (ii) the total gross proceeds from the offering of the Rights, in each case as set forth in the Prospectus.

                 (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim.

                 (f) The foregoing rights to indemnification and contribution shall be in addition to any other rights which any indemnified parties may have under common law or otherwise including, without limitation, rights to indemnification, reimbursement and contribution under the Engagement Letter.

                 13.  Effective Date of Agreement; Termination.  This
Agreement shall become effective upon the later of the time on which the Dealer Manager shall have received notification of the effectiveness of the Registration Statement and the time which this Agreement shall have been executed by all of the parties hereto. At any time during the Rights Offering, this Agreement may be terminated by you by giving notice as hereinafter provided to the Company if (i) the Company shall have failed, refused or been unable, at any applicable time during the Rights Offering, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Dealer Manager's obligations hereunder is not fulfilled, (iii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over- the-counter market, shall have been suspended or minimum prices shall have been established on any such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by Federal or state authorities, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Dealer Manager, inadvisable or impracticable to solicit exercises of the Rights or perform any other of its obligations hereunder. Any termination of this Agreement pursuant to this Section 13 shall be without liability on the part of the Company or the Dealer Manager, except as otherwise provided in Sections 8 and 12 hereof.

                 Any notice referred to above may be given at the address specified in Section 15 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

                 14. Survival of Certain Provisions. The agreements contained in Section 12 hereof and the representations, warranties and agreements of the Company contained in Sections 5, 8 and 10 hereof shall survive the consummation of or failure to commence the Rights Offering and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                 15.  Notices.  Except as otherwise provided in the Agreement,
(a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing or by telegraph addressed to the Company at the address set forth in the Registration Statement, Attention:
Stephen K. Gardner, with a copy to: Carlos A. Fierro, Baker & Botts, L.L.P., 2001 Ross Avenue, Suite 700, Dallas, TX 75201; and (b) whenever notice is required by the provisions of this Agreement to be given to the Dealer Manager, such notice shall be in writing or by telegraph addressed to Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10285,
Attention:  H.E. Lentz.

                 16. Information Furnished by Dealer Manager. The Dealer Manager and the Company confirm that the statements set forth under the caption
"Prospectus Summary -- The Rights Offering    -- Dealer Manager" and under the
first two paragraphs under the caption "The Rights Offering -- The Dealer Manager" on pages 11 and 32 in the Prospectus constitute the written information furnished by or on behalf of the Dealer Manager referred to in paragraph (b) of Section 5 hereof and in Section 12 hereof.

                 17. Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Dealer Manager within the meaning of Section 15 of the Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 18. Definition of "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "Subsidiary" means a subsidiary of the Company as defined in Rule 405 of the Rules and Regulations.

                 19. Miscellaneous. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. This Agreement may not be amended or modified except in writing signed by each of the parties.

                 20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                 Please confirm, by signing and returning to us two counterparts of this Agreement, that the foregoing correctly sets forth the Agreement between the Company and you.



                                        Very truly yours,

                                        MESA, Inc.


                                        By:
                                            -----------------------------------




Confirmed and accepted as of
the date first above mentioned

LEHMAN BROTHERS INC.


By:
   ---------------------------------
   Authorized Representative